UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT:  (DATE  OF  EARLIEST  EVENT  REPORTED):  MAY  27,  2004

                         COMMISSION FILE NO.:  000-50298

                                 IGUANA VENTURES LTD.
                                 --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             NEVADA                                      98-0376008
    -------------------------------          --------------------------------
    (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION



              156 5TH AVENUE, SUITE 1034, NEW YORK, NEW YORK 10010
---------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                  (212) 244-4141
                            -------------------------
                            (ISSUER TELEPHONE NUMBER)



                      SUITE 1400, 1500 WEST GEORGIA STREET
                        VANCOUVER, B.C., CANADA V6G 2Z6
                        -------------------------------
                            (FORMER NAME AND ADDRESS)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     As a result of the acquisition of Integrated Security Technologies, Inc., a New Jersey corporation ("Integrated" or "ISTI"), control of the Registrant shifted to the former shareholders of Integrated. In addition, James Lee entered into a stock purchase agreement with Michael Young pursuant to which Mr. Lee acquired 6,000,000 shares of the Registrant's common stock. As a result of these transactions, the following individual will exercise control over the
Registrant:

     Name               No.  of  Shares               Percentage
     ----               ---------------               ----------

     James  Lee         10,069,013                    66.3%

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On May 27, 2004, the Registrant acquired 100% of the issued and outstanding shares of Integrated in exchange for 4,623,878 shares of the Registrant's common stock. All of the shareholders of Integrated approved the transaction. In addition, James Lee entered into a stock purchase agreement with Michael Young pursuant to which Mr. Lee acquired 6,000,000 shares of the Registrant's common stock for $20,000. Immediately after the issuance of shares to the Integrated shareholders, there will be 15,177,878 shares of the Registrant's common stock issued and outstanding.

BUSINESS  DEVELOPMENT

     ISTI was incorporated in New Jersey on July 11, 2002, and is headquartered in New York City. ISTI is a value-added provider of security products and services to the private and non-private sectors. ISTI provides comprehensive security consulting services and solutions, security surveillance systems, and access control systems. ISTI's objective is to provide a complete solution from evaluation through system design and eventual implementation of comprehensive physical and information technology (IT) security systems and products. ISTI's target markets include government organizations, the commercial and industrial sector, business owners and executives, facility and human resource managers and security directors.

     ISTI also has exclusive rights to distribute a highly unique and effective technology based perimeter intrusion detection ("PID") system named FOMGuard(TM) in certain parts of the U.S. and Canada. As the FOMGuard(TM) business develops, ISTI intends to also generate additional revenue from the sale of related security systems, and the provisioning of consulting and design services, IT security and integration services, and maintenance services.

DESCRIPTION  OF  THE  PRINCIPAL  PRODUCTS  AND  SERVICES

     Currently, ISTI provides a limited amount of closed circuit TV ("CCTV") surveillance systems and security consulting services. ISTI also offers several DVR and digital camera models. ISTI's current DVR models have a four (4) to sixteen (16) channel capability and duplex operation, allowing both playback and continuous recording capabilities. In addition, ISTI offers digital audio recorders and access control systems such as proximity card readers.

     In addition to its current products and services, ISTI intends to sell FOMGuard(TM). ISTI entered into an agreement with Zinus, Inc. ("Zinus") giving ISTI the exclusive right to distribute FOMGuard(TM) in the U.S. (excluding the States of California and Hawaii) and Canada (the "Distributor Agreement"). FOMGuard(TM) is a highly unique and effective technology based PID system. Compared to other PID systems, FOMGuard(TM) is unique in its high probability of detection, low nuisance/false alarm rate, durability, ease of maintenance and pinpoint intrusion location methodology.

     FOMGuard(TM) is considered an "intelligent" system. It utilizes fiber optic transmissions with data processing to detect and pinpoint any and all intrusion attempts. FOMGuard(TM) does not contain any electrical, optical or mechanical components in the detection generation and analysis sub-system which makes FOMGuard(TM) impervious to environmental factors such as rain, wind, snow, fog or electromagnetic radiation and not susceptible to nuisance/false alarms associated with such environmental factors. Other systems are susceptible to such environmental factors and nuisance/false alarms. FOMGuard(TM) requires little or no maintenance. ISTI believes that FOMGuard(TM) is superior to all competing technologies and products.

     The underlying patented technology utilized by FOMGuard(TM) is the processing of infra-red laser light pulses that are beamed through a fiber optic mesh ("FOM") or net. The FOM serves as a sensor "skin" that is attached to an existing perimeter barrier of any type (e.g., a fence or a wall). A proprietary computing algorithm processes the timing and strength of the return laser pulses (or "echo") to detect a loss of transmission or significant change resulting from an intrusion attempt. In this manner, FOMGuard(TM) continuously monitors the perimeter barrier and will detect any attempt to cut, climb or blast through a perimeter barrier equipped with FOMGuard(TM). If the system detects an irregular return pulse, it immediately sends an internal alarm to measure and pinpoint the intrusion location on a perimeter map and simultaneously generates an audio and video signal. FOMGuard(TM) can calculate the location of the intrusion attempt within meters. FOMGuard(TM) can also be set up on a stand-alone basis for immediate and localized intrusion detection and prevention.

     FOMGuard(TM) operates in concert with an Optical Sensing Unit ("OSU") which is controlled and monitored by an Alarm Control Station ("ACS") at a central control center. The system is modular and can cover increasing distances with light generating modules and electronics. One ACS can cover a distance of twenty (20) miles. Longer distances can be covered by linking several ACS units.

     ISTI believes that FOMGuard(TM) is perfectly suited as an anti-terrorist system as it does not generate false alarms due to environmental effects and it provides near perfect intrusion detection. FOMGuard(TM) is ideally situated for high-security and high-risk areas that require low maintenance perimeter security. FOMGuard(TM) is suitable for use at airports, power plants, military facilities, chemical plants, water facilities, communication and transportation hubs, prisons and other high-security locations.

DISTRIBUTION  METHODS

     ISTI plans to sell its security solutions through several channels. ISTI will establish a direct sales force focused on high revenue and high exposure clients. ISTI will supplement this marketing effort by partnering with marketing agents, outside sales agents, resellers, manufacturing partnerships, security consulting and integration companies and construction management companies.

     ISTI also intends to engage various marketing representative firms as well as several strategic resellers and system integrators to market its products and services. ISTI intends to develop relationships with security consulting companies in order to increase awareness of FOMGuard(TM) with the existing client base of these companies. ISTI will work with these security consulting companies to develop a performance specification program for FOMGuard(TM) so that FOMGuard(TM) may be specified for future projects with the existing clients of these companies.

ISTI  has  a website at www.istecs.com to lead interested parties to either ISTI
                        --------------
provided  products  and  services  or  partnership  opportunities.

MARKET  OVERVIEW

     The security industry is growing and rapidly evolving. The growth is spurred by the continual evolution of technology that provides both security and convenience, and the fact that security services can be obtained at reasonable prices. Crime also drives the security industry. Although crime rates have dropped, the random nature of crime combined with the competitive process and built-in convenience of security systems makes security systems an attractive purchase. In recent years, the threat of terrorism has created an upsurge in the security industry.

COMPETITIVE  BUSINESS  CONDITIONS  AND  TARGET  MARKETS

      ISTI's current and potential competition is comprised of manufacturers and distributors of substitute products such as taut-wire, vibration IR beam, photoelectric beam and microwave systems, and security system integrators and consultants. ISTI intends to distinguish itself by offering FOMGuard(TM).

     The security products and services industry has some big players such as Tyco/ADT, Honeywell and Johnson Controls. There is, however, no dominant player that covers all the significant segments of the industry which are commercial, government and retail. ISTI believes that there is plenty of opportunity to generate value and to provide unique services within this competitive landscape.

     The most likely customers for FOMGuard(TM) are those facilities or locations that contain high-value assets or have a high-risk/high-security situation and that have sufficient funding to purchase a leading edge security product. Most locations require a minimum level of security. FOMGuard(TM), however, provides a heightened level of perimeter security and is best suited for those situations where there is little or no tolerance for breaches of security. ISTI considers FOMGuard(TM) as one of the best in the breed of PID systems and as an excellent deterrence and prevention mechanism.

ISTI will target the following facilities or locations for FOMGuard(TM) sales: international and regional airports, support companies in the financial sector, operators of nuclear, power and chemical plants, federal, state and local government agencies and organizations, water treatment facilities, construction companies, prisons and national borders.

DEPENDENCE  ON  ONE  OR  A  FEW  CUSTOMERS

     ISTI will depend on a few customers with the following specific characteristics: facilities or locations that contain high-value assets or that have a high-risk/high-security situation and that have sufficient funding to purchase a leading edge product such as FOMGuard(TM).

PATENTS,  TRADEMARKS  &  LICENSES

     None.

NEED  FOR  GOVERNMENTAL  APPROVAL  AND  THE  EFFECTS  OF  REGULATIONS

     Generally, ISTI does not need government approval for its current products and services or for FOMGuard(TM). In the event that ISTI sells FOMGuard(TM) to a government agency or military facility, FOMGuard(TM) would have to pass certain performance testing set up by such agency or military facility.

RESEARCH  &  DEVELOPMENT  OVER  THE  PAST  TWO  YEARS

     None.

EMPLOYEES

       ISTI has three (3) employees all of which are employed on a full-time basis.

DESCRIPTION  OF  PROPERTY

     In March 2004, ISTI entered into a one-year lease for approximately 1,000 square feet of office space in New York City for a monthly rental payment of
$3,000.   ISTI  subleases  this  office  space  from Worldwide Trade Resources,
Inc. ("WTR"). James Lee is the Chief Executive Officer of WTR, ISTI and the Registrant.

LEGAL  PROCEEDINGS

     ISTI is not a party to, and its property is not the subject of, any pending legal proceeding.

RELATED  PARTY  TRANSACTIONS

     James Lee, ISTI's Chief Executive Officer, is also the Chief Executive Officer of WTR. WTR has loaned ISTI approximately $275,000, which, in connection with the acquisition of ISTI by the Registrant, will be converted into 1,100,000 post-forward split shares of the Registrant's common stock. In addition, ISTI leases approximately 1,000 square feet of office space from WTR for $3,000 per month.

RISK  FACTORS

     NEED FOR ADDITIONAL FINANCING. The Registrant will need to raise approximately $1,000,000 of additional financing during the next twelve (12) months to fully implement its business plan and to continue with its current operations. In connection with the acquisition of ISTI, the Registrant has obtained two commitments from a party not affiliated with the Registrant to purchase an aggregate 850,000 post-forward split shares of the Registrant's common stock for $425,000 (or $0.50 per share). The Registrant does not have any other commitments or identified sources of additional capital from third parties or from the Registrant's officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If the Registrant is unable to raise such additional financing, it would have a materially adverse effect upon the Registrant's ability to fully implement its business plan or to continue with its current operations.

     EXCLUSIVE DISTRIBUTION RIGHTS. On August 21, 2002, ISTI entered into a one-year Distributor Agreement with Zinus giving ISTI the exclusive right to distribute FOMGuard(TM) in the U.S. (excluding the States of California and Hawaii) and Canada. As originally drafted, the Distributor Agreement was to automatically renew each year thereafter if ISTI fulfilled the following sales quotas: $400,000 in the first year, $600,000 in the second year, $900,000 in the third year and $1,500,000 in the fourth year and thereafter (the "Quota"). On April 14, 2004, ISTI and Zinus signed an addendum to the Distributor Agreement (the "Addendum") whereby ISTI and Zinus extended the Distributor Agreement for the period from April 13, 2004 to April 13, 2005. If ISTI is unable to meet the Quota, it may not be able to renew the Distributor Agreement. If ISTI is unable to renew the Distributor Agreement, it would have a materially adverse effect on ISTI's ability to distribute FOMGuard(TM) and ISTI's business operations.

     RELIANCE ON KEY MANAGEMENT. The success of the ISTI depends upon the personal efforts and abilities of James Lee, a Director of the Registrant and Chief Executive Officer, Secretary and Treasurer of the Registrant, as well as Alex Jeon, a Director of the Registrant and President of the Registrant. The Registrant's ability to operate and implement its business plan is heavily dependent on the continued service of Messrs. Lee and Jeon and the Registrant's ability to attract, retain and motivate other qualified personnel, particularly in the area of sales and marketing. The Registrant faces competition for such personnel. The Registrant cannot be certain that it will be able to attract, retain and motivate such personnel. The loss of Mr. Lee or Mr. Jeon or the Registrant's inability to hire, retain and motivate qualified sales and marketing personnel would have a material adverse effect on the Registrant's business and operations.

     BECAUSE MR. JAMES LEE, OWNS 66.3% OF OUR OUTSTANDING COMMON STOCK, HE WILL EXERCISE CONTROL OVER CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO OTHER MINORITY SHAREHOLDERS. James Lee, a Director of the Registrant and the Registrant's Chief Executive Officer, Secretary and Treasurer owns approximately 66.3% of the issued and outstanding shares of our common stock. Accordingly, he will exercise control in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of Mr. Lee may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

     IF THERE'S A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE. If there's a market for our common stock, we anticipate that such market would be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)     actual  or  anticipated  variations  in  our results of operations;
     (2)     our  ability  or  inability  to  generate  new  revenues;
     (3)     increased  competition;  and
     (4)     conditions  and  trends  in  the  security  industry.

Further, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

ITEM  5.          OTHER  EVENTS

     On May 27, 2004, the Registrant's Board of Directors appointed James Lee and Alex Jeon as Directors to fill vacancies thereon. On that same date, Michael Young resigned as the Registrant's President and Chief Executive Officer and as a Director, and Vicki White resigned as the Registrant's Secretary, Treasurer and Chief Financial Officer and as a Director. James Lee, a Director and the Chief Executive Officer of ISTI, was appointed as the Chief Executive Officer, Secretary and Treasurer of the Registrant. Alex Jeon, a Director and the President of ISTI, was also appointed as the President of the Registrant.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

     Financial  statements  for  Integrated  Security  Technologies,  Inc.

(c)     Financial  Statements  of  Business  Acquired  To  Be  Provided

(d)     Pro  Forma  Financial  Information  To  Be  provided

(e)     Exhibits:

2.1     Exchange  Agreement

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Iguana  Ventures  Ltd.

June  9,  2004

/s/ James Lee
-------------------------
James  Lee
Chief  Executive  Officer

Exhibit 2.l






                               EXCHANGE AGREEMENT

                                     Between

                              IGUANA VENTURES LTD.

                                       and

                     INTEGRATED SECURITY TECHNOLOGIES, INC.




                              Dated May 27, 2004

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this 27th day of May, 2004, by and between IGUANA VENTURES LTD., a Nevada corporation (hereinafter referred to as the "Company"), INTEGRATED SECURITY TECHNOLOGIES, INC., a New Jersey corporation (hereinafter referred to as "Integrated"), and the persons executing this Agreement listed on the signature page hereto (referred to collectively as "Integrated Shareholders") who own one hundred percent (100%) of the outstanding shares of Integrated, upon the following premises:

                                    Premises.
                                    --------

     WHEREAS,  the Integrated Shareholders own one hundred percent (100%) of the
Issued   and   outstanding   shares   of   the   capital  stock  of  Integrated;

     WHEREAS, the Company is a publicly held corporation whose common stock is quoted on the OTC Bulletin Board under the symbol "IGVL";

     WHEREAS, Integrated is a privately held corporation organized under the laws of New Jersey;

     WHEREAS, the Company desires to acquire 100% of the issued and outstanding shares of Common Stock of Integrated in exchange for unissued shares of its Common Stock (the "Common Stock") (the "Exchange Offer"), so that Integrated will become a wholly owned subsidiary of the Company; and

     WHEREAS, Integrated Shareholders desire to exchange all of their Shares of capital stock of Integrated solely in exchange for the shares of authorized but unissued Common Stock, $.001 par value, of the Company.


                                  Agreement
                                  ---------

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:


                                 ARTICLE  I

         REPRESENTATIONS,  COVENANTS,  AND  WARRANTIES  OF  INTEGRATED
                         AND THE INTEGRATED SHAREHOLDERS

     As an inducement to and to obtain the reliance of the Company, except as set forth on the Integrated Schedules (as hereinafter defined), Integrated and the Integrated Shareholders represent and warrant as follows:

     Section 1.01     Organization.  Integrated is a corporation duly organized,
                      ------------
validly existing, and in good standing under the laws of New Jersey and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the Integrated Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of Integrated as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Integrated's Articles of Incorporation or Bylaws. Integrated has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement. Integrated has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

     Section  1.02      Capitalization.   The   authorized   capitalization   of
                        --------------
Integrated consists of 1,500 shares of common stock, $.01 par value per share, of which 1,500 shares are currently issued and outstanding and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  1.03     Subsidiaries  and  Predecessor  Corporations.  Integrated
                       --------------------------------------------
does not have any predecessor corporation(s) or subsidiary(ies), and does not own, beneficially or of record, any shares of any other corporation, unless otherwise disclosed to the Company in writing.

     Section  1.04     Other  Information.
                       ------------------

     (a) Except as otherwise provided, Integrated has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (b) Integrated has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (c) The books and records of Integrated are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (d) Integrated has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Twenty-Five Thousand Dollars ($25,000), except as disclosed in writing to the Company on Schedule 1.04.

     Section  1.05     Information.  The  information  concerning Integrated set
                       -----------
forth in this Agreement and in the Integrated Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Integrated has fully disclosed in writing to the Company (through this Agreement or the Integrated Schedules) all information relating to matters involving Integrated or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Twenty-Five Thousand Dollars ($25,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of Integrated, or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on Integrated, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  1.06     Options  or  Warrants.  There  are  no  existing options,
                       ---------------------
warrants, calls, or commitments of Integrated of any character relating to the authorized and unissued Integrated common stock, except options, warrants, calls or commitments, if any, to which Integrated is not a party and by which it is not bound.

     Section 1.07     Absence of Certain Changes or Events.  Except as set forth
                      ------------------------------------
in this Agreement or the Integrated Schedules, since inception on July 11, 2002:

     (a) there has not been (i) any material adverse change in the proposed business, operations, properties, assets, or condition of Integrated or (ii) any damage, destruction, or loss to Integrated (whether or not covered by insurance) materially and adversely affecting the business or financial condition of Integrated;

     (b) Integrated has not (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Integrated; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds Ten Thousand Dollars ($10,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

    (c) Integrated has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) in excess of $25,000 except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Twenty-Five Thousand Dollars ($25,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than Twenty-Five Thousand Dollars ($25,000)); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Integrated; and

     (d) To the best knowledge of Integrated, Integrated has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Integrated.

     Section  1.08     Title  and Related Matters.  No third party has any right
                       --------------------------
to, and Integrated has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of Integrated or any material portion of its properties, assets, or rights.

     Section 1.09     Litigation and Proceedings.  Except as otherwise provided,
                      --------------------------
there are no actions, suits, or proceedings pending or, to the knowledge of Integrated after reasonable investigation, threatened by or against Integrated or affecting Integrated or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Integrated does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section  1.10     Contracts.
                        ---------

     (a) There are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Integrated is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement;




     (b) All contracts, agreements, franchises, license agreements, and other commitments, if any, to which Integrated is a party and which are material to the operations of Integrated taken as a whole are valid and enforceable by Integrated in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) Integrated is not a party to or bound by, and the properties of Integrated are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Integrated; and

     (d) Except as included or described in the Integrated Schedules, Integrated is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which Integrated is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one
(1)  year  or  provide  for  payments  in excess of Twenty-Five Thousand Dollars
($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of Integrated.

     Section  1.11     Material Contract Defaults.  Integrated is not in default
                       --------------------------
in any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Integrated and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Integrated has not taken adequate steps to prevent such a default from occurring.

     Section 1.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Integrated is a party or to which any of its properties or operations are subject.

     Section  1.13     Governmental  Authorizations.  Except as set forth in the
                       ----------------------------
Integrated Schedules, Integrated has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Integrated of this Agreement and the consummation by Integrated of the transactions contemplated hereby.

     Section 1.14     Compliance With Laws and Regulations.  Except as set forth
                      ------------------------------------
in the Integrated Schedules, to the best of its knowledge Integrated has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Integrated or except to the extent that noncompliance would not result in the occurrence of any material liability for Integrated.

     Section  1.15     Approval   of   Agreement.  The  Board  of  Directors  of
                       -----------------------
Integrated has authorized the execution and delivery of this Agreement by Integrated and has approved this Agreement and the transactions contemplated hereby, and will recommend to the Integrated Shareholders that the Exchange Offer be accepted by them.

     Section  1.16     Material  Transactions or Affiliations.  Set forth in the
                       --------------------------------------
Integrated Schedules is a description, if applicable, of every contract, agreement, or arrangement between Integrated and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by Integrated to own beneficially, five percent (5%) or more of the issued and outstanding common stock of Integrated and which is to be performed in whole or in part after the date hereof or which was entered into not more than three (3) years prior to the date hereof. Except as disclosed in the Integrated Schedules or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of Integrated has, or has had since inception of Integrated, any known interest, direct or indirect, in any transaction with Integrated which was material to the business of Integrated. There are no commitments by Integrated, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section  1.17     Integrated  Schedules.  Integrated  will  deliver  to the
                       ---------------------
Company the following schedules, if such schedules are applicable to the business of Integrated, which are collectively referred to as the " Integrated Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the principal executive officer of Integrated as complete, true, and correct as of the date of this Agreement in all material respects:

     (a) a schedule containing complete and correct copies of the Articles of Incorporation in effect as of the date of this Agreement;

     (b) a schedule containing complete and correct copies of the Bylaws of Integrated in effect as of the date of this Agreement;

     (c) a schedule containing any Corporate Resolutions of the Shareholders of Integrated;

     (d) a schedule containing Minutes of meetings of the Board of Directors of Integrated;

     (e) a schedule containing a list indicating the name and address of each shareholder of Integrated together with the number of shares owned by him, her or it;

     (f) a schedule listing any and all federal, state and local tax identification numbers of Integrated and containing complete and correct copies of all federal, state and local tax returns filed by Integrated; and

     (g) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by Integrated. Any fact known to be, or to the best knowledge of Integrated or the Integrated Shareholders after reasonable investigation, reasonably believed to be, contrary to the representations, covenants, and warranties made in Article I are required to be disclosed in the Integrated Schedules pursuant to this Section 1.17(g).

     Integrated shall cause the Integrated Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by Integrated. Integrated shall have until June 15, 2004 to provide such schedules. If Integrated cannot or fails to do so, or if the Company acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth herein, the Company may terminate this Agreement by giving written notice to Integrated within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Company may consider a disclosure in the Integrated Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of Integrated, taken as a whole.

     Section  1.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by Integrated in connection herewith constitute the valid and binding obligation of Integrated, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  1.19     Acquisition of the Shares by the Integrated Shareholders.
                       --------------------------------------------------------
The Integrated Shareholders are acquiring the Shares for their own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the
Shares, or any portion thereof. The Integrated Shareholders have read, understand and consulted with their legal counsel regarding the limitations and requirements of Section 5 of the 1933 Act. The Integrated Shareholders will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or
(ii)  pursuant  to  a  valid  exemption  from  registration.

     Section  1.20     Exemption   from  Registration.   The  Exchange  and  the
                       ------------------------------
transactions contemplated thereby, meet an exemption from registration pursuant to Rule 506 of Regulation D promulgated under the 1933 Act.


                                   ARTICLE II

            REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

     As an inducement to, and to obtain the reliance of Integrated and the Integrated Shareholders, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

     Section  2.01     Organization.  The   Company   is   a   corporation  duly
                       ------------
organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company's Articles of Incorporation or Bylaws. The Company has taken all action required by law, its Articles of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

     Section  2.02     Capitalization.  The  Company  is   authorized  to  issue
                       --------------
100,000,000 shares of Common Stock, par value $.001 per share, of which 10,554,000 shares will be issued and outstanding on the closing date prior to the issuance of the shares to the Integrated Shareholders as set forth in
Section 3.01(ii), as defined herein, and 100,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), of which no shares will be issued and outstanding on the closing date. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 2.03  Subsidiaries  and Predecessor Corporations.  The Company does
                  -------------------------------------------
not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section  2.04     Financial  Statements.
                       ---------------------

     (a) Included in the Company Schedules are (i) the audited balance sheets of the Company and the related statements of operations and cash flows as of and for the twelve (12) months ended November 30, 2003 and (ii) the unaudited balance sheets of the Company and the related statements of operations and cash flows for the three (3) months ended February 29, 2004.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Company balance sheets present fairly as of their respective dates the financial condition of the Company. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, the Company had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of the Company, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

     (c) The Company has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

     (e) All of the Company's assets are reflected on its financial statements, and, except as set forth in the Company Schedules or the financial statements of the Company or the notes thereto, the Company has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section  2.05     Information.  The  information concerning the Company set
                       -----------
forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to Integrated (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than One Thousand Dollars ($1,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  2.06     Options  or  Warrants.  There  are  no  existing options,
                       ---------------------
warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company.

     Section 2.07     Absence of Certain Changes or Events.  Except as disclosed
                      ------------------------------------
in Schedule 2.07, or permitted in writing by Integrated, since the date of the most recent Company balance sheet:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

     (b) The Company has not and will not (i) amend its Articles of Incorporation or Bylaws except to complete the performance of the Company as set forth herein; (ii) declare or make, or agree to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its capital stock;
(iii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company;
(iv) make any material change in its method of management, operation, or accounting; (v) enter into any transaction or agreement other than in the ordinary course of business; (vi) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed One Thousand Dollars ($1,000); or (viii) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

      (c) The Company has not (i) granted or agreed to grant any options or warrants; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Company balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than One Thousand Dollars ($1,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than One Thousand Dollars ($1,000)); and (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; and

     (d) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

     Section  2.08     Title  and  Related  Matters.  The  Company  has good and
                       ----------------------------
marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent Company balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Company Schedules. Except as set forth in the Company Schedules, the Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with the Company's business. Except as set forth in the Company Schedules, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

     Section  2.09     Litigation and Proceedings.  There are no actions, suits,
                       --------------------------
proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality, or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section  2.10     Contracts.
                       ---------

     (a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

     (d) Except as included or described in the Company Schedules or reflected in the most recent Company balance sheet, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or provide for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of the Company.

     Section 2.11     Material Contract Defaults.  The Company is not in default
                      --------------------------
in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

     Section 2.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets or operations are subject.

     Section  2.13     Governmental  Authorizations.  The  Company  has  all
                       ----------------------------
licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     Section  2.14     Compliance With Laws and Regulations.  To the best of its
                       ------------------------------------
knowledge, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal and state securities authorities.

     Section  2.15     Approval  of  Agreement.  The  Board  of Directors of the
                       -----------------------
Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

     Section  2.16     Material   Transactions   or  Affiliations.   Except   as
                       ------------------------------------------
disclosed herein and in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.17     The Company Schedules.  Within ten (10) days following the
                      ---------------------
Closing, the Company will deliver to Integrated the following schedules, which are collectively referred to as the "Company Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the principal executive officer of the Company to be complete, true, and accurate in all material respects as of the date of this Agreement:

     (a) a schedule containing complete and accurate copies of the Articles of Incorporation and Bylaws of the Company as in effect as of the date of this Agreement;

     (b) a schedule containing the financial statements of the Company identified herein;

     (c) a certified list from the Company's Transfer Agent setting forth the name and address of each shareholder of the Company together with the number of shares owned by him, her or it;

     (d) a schedule containing a description of all real property owned by the Company, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

     (e) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which the Company carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of the Company);

     (f) a schedule listing the accounts receivable and notes and other obligations receivable of the Company as of May 31, 2004, or thereafter other than in the ordinary course of business of the Company, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such debtor;

     (g) a schedule listing the accounts payable and notes and other obligations payable of the Company as of May 31, 2004, or that arose thereafter other than in the ordinary course of the business of the Company, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by the Company respecting such obligations;

     (h) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of the Company since November 30, 2003;

     (i) a schedule listing any and all federal, state and local tax identification numbers of the Company and containing complete and correct copies of all federal, state and local tax returns filed by the Company; and

     (j) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by the Company. Any fact known to be, or to the best knowledge of the Company after reasonable investigation, reasonably believed to be, contrary to the representations, covenants, and warranties made in Article II are required to be disclosed in the Company Schedules pursuant to this Section 2.17(j).

     The Company shall cause the Company Schedules and the instruments and data delivered to Integrated hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by the Company. The Company shall have until June 15, 2004 to provide such schedules. If the Company cannot or fails to provide the schedules required by this Section, or if Integrated or the Integrated Shareholders find any such schedules or updates provided after the date hereof to be unacceptable, Integrated or the Integrated Shareholders may terminate this Agreement by giving written notice to the Company within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Integrated may consider a disclosure in the Company Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of the Company, taken as a whole.

     Section  2.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  2.19     Liabilities.        The Company acknowledges that it will
                       -----------
have  no  liabilities  outstanding  on  the  Closing Date (as defined in Section
3.02).

     Section  2.20     Reporting  Requirements  of  the Company.  The Company is
                       ----------------------------------------
subject to the reporting and filing requirements of the Securities Exchange Act of 1934 ("the Exchange Act') including (1) the periodic reporting requirements and (2) the Proxy Rules set forth thereunder. The Company and its officers, directors, and beneficial owners are subject to the provisions of the Exchange Act Section 16 relating to short-swing profit recapture, reports of beneficial ownership and short sale prohibitions and the Company and its officers, directors, and beneficial owners have timely complied in all respects with the filing requirements of the Exchange Act.

     Section 2.21     Quotation on the OTC Bulletin Board.  The Company's Common
                      -----------------------------------
Stock is quoted on the OTC Bulletin Board under the symbol "IGVL" and the Company will retain such quotation on the OTC Bulletin Board until the Closing of the transactions contemplated herein.

     Section  2.22     Approval  of  the Exchange by the Company's Shareholders.
                       --------------------------------------------------------
The transactions contemplated by this Agreement do not require the approval of the Company's shareholders and the Company is not required to file a Schedule 14A or 14C with the Securities and Exchange Commission as a result of this Agreement.

     Section 2.23 The Directors of the Company shall have approved the Exchange Offer and the related transactions described herein.

     Section 2.24 Approval of the Exchange Offer and related transactions by the Company's Shareholders is not required by Nevada law or the Company's Articles of Incorporation or Bylaws or any amendments thereto.


                                   ARTICLE III

                               PLAN  OF  EXCHANGE

     Section  3.01     The  Exchange.  (i)  On  the  terms  and  subject  to the
                       -------------
conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), each Integrated Shareholder who shall elect to accept the Exchange Offer described herein shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of Integrated set forth herein, in the aggregate constituting at least 80% of the issued and outstanding shares of common stock of Integrated. After the acquisition of at least 80% of the outstanding shares of Integrated, Integrated shall become a subsidiary of the Company.

     Section 3.01(ii) The Integrated Shareholders will receive three thousand eighty-two and 5856/10,000 (3,082.5856) shares of the Company's common stock for every One (1) share of Integrated common stock held or an aggregate amount of 4,623,878 shares of the Company's Common Stock. Simultaneously with the execution of this Agreement, James Lee is executing a Stock Purchase Agreement to purchase 6,000,000 shares of Company Common Stock from Mr. Michael Young. Following the execution of this Agreement and the Stock Purchase Agreement, the Integrated Shareholders shall own 10,623,878 shares out of 15,177,878 shares outstanding in the Company, representing approximately Seventy Percent (70%) of the Company's then outstanding Common Stock.

     Section  3.02     Closing.  The  closing  ("Closing")  of  the  transaction
                       -------
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than May , 2004, subject to the right of the Company or Integrated to extend such Closing Date by up to an additional ten (10) days. Such Closing shall take place at a mutually agreeable time and place. At Closing, or immediately thereafter, the following will occur:

a) The Integrated Shareholders shall surrender the certificates evidencing at least 80% of the shares of Integrated stock, duly endorsed with Medallion Guaranteed stock powers so as to make the Company the sole owner thereof;

b) The Company will issue and deliver up to 4,623,878 newly issued treasury shares of the Company's Common Stock in the name of the Integrated Shareholders in accordance with this Agreement;

c) At Closing, the current Directors of the Company shall increase the number of Directors to Four (4), shall appoint James Lee and Alex Jeon as Directors of the Company, contemporaneously therewith the current Directors of the Company shall resign, and the remaining Directors of the Company shall decrease the number of Directors from Four (4) to Two (2); and

d) At the Closing, the Company, Integrated and each of the Integrated Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Among other things, the Company shall provide an opinion of counsel acceptable to Integrated as to such matters as Integrated may reasonably request, which shall include, but not be limited to, a statement, to the effect that to such counsel's best knowledge, after reasonable investigation, from inception until the Closing Date, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability (such compliance including, but not being limited to, the filing of all reports to date with federal and state securities authorities).

     Section  3.03     Name Change.  Subsequent to the Closing, the Company
                       -----------
will change its name from Iguana Ventures Ltd. to Integrated Security Technologies, Inc. In connection therewith the Company will timely comply with Nevada law in all respects including amending its Articles of Incorporation.

     Section  3.04     Tradability  of Shares. The shares of the Common Stock of
                       ----------------------
the Company to be issued to the Integrated Shareholders have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to the Integrated Shareholders will bear the following restrictive legend:
"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     Section  3.05     Anti-Dilution.  The  number  of  shares  of the Company's
                       -------------
Common Stock issuable upon the Exchange Offer shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company's Common Stock which may occur (i) between the date of the execution of this Agreement and the Closing Date.

     Section  3.06     Termination.
                       -----------

     (a) This Agreement may be terminated by the Board of Directors of either the Company or Integrated or by the Integrated Shareholders at any time prior to the Closing Date if:

          (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange;

          (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange; or

          (iii) if less than eighty percent (80%) of the Integrated Shareholders agree to the Exchange Offer.

In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated by the Board of Directors of the Company at any time prior to the Closing Date if:

          (i) the Board of Directors of the Company determines in good faith that one or more of the Company's conditions to Closing has not occurred, through no fault of the Company.

          (ii)  The  Company  takes  the termination action specified in Section
     1.17 as a result of Integrated Schedules or updates thereto which the Company finds unacceptable; or

          (iii) Integrated shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Integrated contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Integrated shall bear the costs in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.

     (c) This Agreement may be terminated by the Board of Directors of Integrated or by the Integrated Shareholders at any time prior to the Closing Date if:

          (i) there shall have been any change after the date of the latest balance sheet of the Company in the assets, properties, business or financial condition of the Company which could have a material adverse effect on the financial statements of the Company listed in Section 2.04(a) and 2.04(b) taken as a whole, except any changes disclosed in the Company Schedules;

          (ii) the Board of Directors of Integrated determines in good faith that one or more of Integrated's conditions to Closing has not occurred, through no fault of Integrated;

          (iii)  Integrated  takes  the  termination action specified in Section
     2.17 as a result of the Company Schedules or updates thereto which Integrated finds unacceptable;

          (iv) on or before May , 2004, if Integrated notifies the Company that Integrated's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth herein; or

          (v) The Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of the Company contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

     No revenue ruling or opinion of counsel will be sought as to the tax-free nature of the subject Exchange and such tax treatment is not a condition to Closing herein.


                                 ARTICLE  IV

                             SPECIAL  COVENANTS

   Section  4.01   Access to Properties and Records.  The Company and Integrated
                  ---------------------------------
will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or Integrated, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or Integrated, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officer, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), the Company shall provide Integrated with quarterly internally prepared and unaudited financial statements for all periods up to the date of Closing.

     Section  4.02     Delivery of Books and Records and the Company's Accounts.
                       --------------------------------------------------------
At the Closing, Integrated shall deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents of Integrated now in the possession of Integrated or its representatives. At the Closing, the Company shall execute such documents as are necessary to make James Lee, or such other person or persons designated by James Lee, the authorized signor on all of the Company's bank accounts or other accounts maintained by the Company at financial institutions.

     Section  4.03     Third  Party  Consents and Certificates.  The Company and
                       ---------------------------------------
Integrated agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section  4.04     Consent of Integrated Shareholders.  Integrated shall use
                       ----------------------------------
its best efforts to obtain the consent of all Integrated Shareholders to participate in the Exchange.

     Section  4.05     Exclusive  Dealing   Rights.   Until  5:00  P.M.  Eastern
                       --------------------------
Daylight  Time  on  May 31,  2004.


      (a) In recognition of the substantial time and effort which the Company has spent and will continue to spend in investigating Integrated and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Integrated, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than the Company and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of Integrated) or similar transactions involving Integrated (all such transactions being referred to as " Integrated Acquisition Transactions"). If Integrated receives any proposal with respect to a Integrated Acquisition Transaction, it will immediately communicate to the Company the fact that it has received such proposal and the principal terms thereof.

     (b) In recognition of the substantial time and effort which Integrated has spent and will continue to spend in investigating the Company and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither the Company, nor any of its officers, employees, representatives, shareholders or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Integrated and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the Common Stock of the Company or similar transactions involving the Company (all such transactions being referred to as "Company Acquisition Transactions"). If the Company receives any proposal with respect to a Company Acquisition Transaction, it will immediately communicate to Integrated the fact that it has received such proposal and the principal terms thereof.

     Section  4.06     Actions  Prior  to  Closing.
                       ---------------------------

     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Company Schedules or Integrated Schedules or as permitted or contemplated by this Agreement, the Company and Integrated respectively (subject to paragraph (b) below), will each:

          (i) carry on its business in substantially the same manner as it has heretofore;

          (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

          (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

          (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

          (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

   (b) From and after the date of this Agreement until the Closing Date, neither the Company nor Integrated will:

          (i) make any changes in their Articles of Incorporation or Bylaws, except as otherwise provided in this Agreement;

          (ii) take any action described in Section 1.07 in the case of Integrated, or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party's schedules);

          (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

          (iv) sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business.

     Section  4.07     Indemnification.
                       ---------------

     (a) The Company hereby agrees to indemnify Integrated and each of the officers, agents, and directors of Integrated and each of the Integrated Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made by the Company under this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     Section  4.08     Limitation  of  Subsequent  Corporate  Actions.
                       ----------------------------------------------

     It is expressly understood and agreed that the Company, the shareholders of Integrated, and their affiliates will take all steps necessary to ensure that:

(1) The Company will not enact a reverse split of its Common Stock for a period of twelve (12) months after execution of this Agreement;

(2) The assets of Integrated, if any, shall remain in the Company as part of its business operations;

(3) The Company will not issue more than an aggregate of ten percent (10%) of the outstanding stock for a period of one (1) year following May , 2004, unless the Company has obtained the prior written consent of such person (or group) that provides financing to the Company in connection with the Exchange. Any shares of the Company's common stock issued pursuant to this
     Section 4.08(3) must be issued for a price that is at least 50% of the average bid and ask price of the Company's common stock as reported on the NASDAQ Electronic Bulletin Board as of the date of such issuance;

(4) No shares of the Company's common stock shall be registered on a registration statement pursuant to the Securities Act of 1933 (including an S-8 registration statement) for a period of one (1) year following the date of execution of this Agreement;

(5) The Company will not switch transfer agents for a period of twelve (12) months following the date of execution of this Agreement;

(6) David M. Loev, Attorney at Law, or such other firm as David M. Loev may become associated with, will serve as corporate counsel for a period of at least one (1) year following the date of execution of this Agreement.


Notwithstanding items (1), (2), (3), (4), (5) and (6), the Company may waive such conditions stated above with the prior written approval of such person (or group) that provides financing to the Company in connection with the Exchange. Other than (1), (2), (3), (4), (5) and (6),of this Section, there are no restrictions upon the Company to inhibit, prevent, limit or restrict the Company from issuing additional securities of any class, preference or type after the date of the Closing.

      Section  4.09     Indemnification  of  Subsequent  Corporate  Actions.
                        ---------------------------------------------------

(1) No officer, director, controlling shareholder, agent or representative of the Company, or any other person currently affiliated with the Company, has offered or agreed to assist in the promotion, market making, development, enhancement, or support of the Company's business, capital raising, or securities market.

(2) Integrated hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, agent or representative of the Company, or any other person affiliated with the Company, from any decisions, activities, or conduct of the Company contemporaneous with, or subsequent to this Agreement.

     Section  4.10     Audited  Financial  Statements.  The  Company  shall file
                       ------------------------------
audited financial statements of Integrated as required by the Securities and Exchange Commission within seventy-five (75) days from the date of Closing.

     Section  4.11     Blue  Sky  Manual Exemption.  The Company shall file with
                       ----------------------------
Standard & Poors or Moody's within one hundred twenty (120) days from the date of Closing.


                                   ARTICLE  V

             CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  THE  COMPANY

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------

The representations and warranties made by Integrated in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Integrated shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Integrated prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of Integrated and dated the Closing Date, to the foregoing effect.

     Section  5.02     Officer's  Certificate.  The  Company  shall   have  been
                       ----------------------
furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Integrated to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Integrated threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Integrated Schedules, by or against Integrated, which might result in any material adverse change in any of the assets, properties, business, or operations of Integrated.

     Section  5.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any material change in the financial condition, business, or operations of Integrated nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.17.

     Section  5.04     Approval  by Integrated Shareholders.  The Exchange shall
                       ----------------------- ------------
have been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than eighty percent (80%) of the outstanding common stock of Integrated.

     Section  5.05     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  5.06     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Integrated after the Closing Date on the basis as presently operated shall have been obtained.


                                    ARTICLE  VI

                CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  Integrated
                        AND  THE  INTEGRATED  SHAREHOLDERS

     The obligations of Integrated and the Integrated Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  6.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------
The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. Integrated shall have been furnished with certificates, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

     Section  6.02     Officer's   Certificate.   Integrated   shall  have  been
                       ----------------------
furnished with certificates dated the Closing Date and signed by the duly authorized executive officer of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

     Section  6.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.17.

     Section  6.04     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  6.05     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Integrated after the Closing Date on the basis as presently operated shall have been obtained.

     Section  6.06     Other  Items.  Integrated  shall  have  received  further
                       ------------
opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as Integrated may reasonably request.


                                     ARTICLE  VII

                                    MISCELLANEOUS

     Section  7.01     No  Bankruptcy  and No Criminal Convictions.  None of the
                       -------------------------------------------
Parties to the Agreement, nor their officers, directors or affiliates, promoters, beneficial shareholders or control persons, nor any predecessor thereof have been subject to the following:

          (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past five (5) years;

          (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

          (d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Section  7.02     Broker/Finder's Fee.  As payment of a broker/finder's fee
                       -------------------
in connection with Closing, the Company will issue and deliver up to 531,194 (or 5% of the total amount of the Company's shares purchased and issued as described above in 3.01(ii) and 3.02(b), respectively) newly issued treasury shares of the Company's Common Stock in the name of Worldwide Interactive Netlink, Inc. ("Worldwide"), or its designees pursuant to the Finder's Agreement entered into between Worldwide and Integrated and set forth on Schedule 7.02. No broker's or finder's fee will be paid in connection with the transaction contemplated by this Agreement other than fees payable to persons registered as broker-dealers pursuant to Section 15 of the Securities Exchange Act of 1934. The Company and Integrated agree that, except as set forth herein and on Schedule 7.02 attached hereto, there were no brokers or finders involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The Company and Integrated each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section  7.03     Governing  Law  and Arbitration.  This Agreement shall be
                       -------------------------------
governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Texas. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

      Section  7.04     Notices. Any notice  or other communications required or
                        -------
permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If  to  the  Company,  to:        Iguana  Ventures  Ltd.
                                       1500  West  Georgia  Street,  Suite  1400
                                       Vancouver,  BC,  Canada  V6G  2Z6

     If  to  Integrated,  to:          Integrated  Security  Technologies,  Inc.
                                       156  5th  Avenue,  Suite  1034
                                       New  York,  New  York  10010

     With  copies  to:                 David  M.  Loev,  Attorney  at  Law
                                       2777  Allen  Parkway
                                       Suite  1000
                                       Houston,  Texas  77019

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section  7.05     Attorney's  Fees.  In  the   event   that   either  party
                       ----------------
institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section  7.06     Confidentiality.  Each party hereto agrees with the other
                       ---------------
that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.07     Public  Announcements  and  Filings.  Unless  required by
                       -----------------------------------
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section  7.08     Schedules; Knowledge. Each party is presumed to have full
                      ---------------------
knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section  7.09     Third  Party  Beneficiaries.  This  contract  is strictly
                       ---------------------------
between the Company and Integrated and the Integrated Shareholders, and, except as specifically provided, no director, officer, stockholder (other than the Integrated Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.10     Expenses.  The Company and Integrated each hereto agree to
                      ---------
pay its own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section  7.11     Entire  Agreement.  This  Agreement represents the entire
                       -----------------
agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section  7.12     Survival;  Termination.  The representations, warranties,
                       ----------------------
and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

     Section  7.13     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section  7.14     Amendment  or  Waiver.  Every  right  and remedy provided
                       ---------------------
herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section  7.15     Best Efforts.  Subject to the terms and conditions herein
                       ------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     Section  7.16     Faxed  Copies.  For  purposes  of  this Agreement, a
                       -------------
faxed  signature  will  constitute  an  original  signature.

     Section  7.17     Severability.  The invalidity or unenforceability of
                       ------------
any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

                              IGUANA  VENTURES  LTD.


                              BY: /s/ Michael Young
                                  --------------------------------------------
                                  Michael  Young,  Chief  Executive  Officer


                              INTEGRATED  SECURITY  TECHNOLOGIES,  INC.


                              BY: /s/ James Lee
                                  --------------------------------------------
                                  James  Lee,  Chief  Executive  Officer


INTEGRATED  SHAREHOLDERS:


James Lee                            1,320 Shares
---------------------------


John Choi                            112.5  Shares
---------------------------


Christie Hwang                        67.5  Shares
---------------------------